Exhibit 99.3

Case: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit: Corporate(1)

CHAPTER 11 MONTHLY OPERATING REPORT

FOR MONTH ENDING SEPTEMBER 30, 2004

Comes Now, divine, inc. et. al. - Corporate Business Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing September 1, 2004 and ending September 20, 2004 as shown by the report and exhibits consisting of 16 pages and containing the following, as indicated:

☒            Monthly Reporting Questionnaire (Attachment 1)

☒            Comparative Balance Sheets (Forms OPR-1 & OPR-2)

☒            Summary of Accounts Receivable (Form OPR-3)

☒            Schedule of Post-petition Liabilities (Form OPR-4)

☒            Income Statement (Form OPR-5)

☒            Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:	October 18, 2004	DEBTOR (S)-IN-POSSESSION

		By:	/s/ James Boles
(Signature)

(Signature)

		Name & Title:	James Boles
(Print or type)
Liquidating CEO
		Address:	4225 Naperville Rd #400 Lisle, IL 60532
		Telephone No.:	(630) 799-3879

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (1)

Monthly Reporting Questionnaire - Question #1

September 30, 2004

Name	Title	Paydate	Gross Pay	Taxes	Deductions	Net	Tax Due	Tax Paid	Date Paid

No executives were paid in September.

			—	—	—	—	—	—

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (1)

Monthly Reporting Questionnaire - Question #2

September 30, 2004

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date	Date Coverage Paid Through		Premium Amounts

Property	St. Paul Fire and Marine Ins. Co.	TE08500273	$200,000	Loss Limit	8/18/2005	8/18/2005		$351.00
			$200,000	Quake
			$200,000	Flood
			$2,000,000	Newly Acquired Property (180 days Building)
			$1,000,000	Newly Acquired Property (180 days Personal)
			1MM or 25%	Debris Removal
			$25,000	Deferred Payment
			$50,000	Accounts Receivable
			$50,000	Valuable Papers and Records
			$50,000	Fine Arts
			$150,000	Property In Transit With Worldwide Coverage Extension
			$100,000	Unscheduled Locations
			$25,000	Radio Active Contamination
			$25,000	Pollution Clean Up and Removal - Current Limit
			$25,000	Outdoor Property “Specified Perils” - Current Limit
			$25,000	Rewards - Reporting of Illegal Acts
			$20,000	Money & Securities (Inside Limit)
			$10,000	Money & Securities (Outside Limit)
			$25,000	Personal Belongings
			$100,000	Spoilage
			$10,000	Employee Dishonesty
			$10,000	Catastrophic Allowance
			$25,000	Depositors Forgery
			$25,000	Inventory and Appraisals
			$10,000	Endangered Property
			$25,000	Contract Penalties
			$50,000	Off Premised Utility Services
			$25,000	Property In Transit

General Liability	St. Paul Fire and Marine Ins. Co.	TE08500273	$2,000,000	General Aggregate Per Location	8/18/2005	8/18/2005			(4)
			$1,000,000	Products/Completed Operations Aggregate
			$1,000,000	Each Occurrence
			$1,000,000	Fire Damage Leagal Liability, Any One Fire
			$10,000	Medical Expenses Limit - Any One Person
Personal and Advertising Injury - EXCLUDED

Employee Benefit (Claims-Made)
			$1,000,000	Each Claim
			$3,000,000	Aggregate Limit
			8/18/99	Retro Date

Auto	St. Paul Fire and Marine Ins. Co.	TE08500273	$1,000,000	Any Auto - Liability - Includes Hired/Non-Owned	8/18/2004	8/18/2004	(2)	$1,500.00

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date	Date Coverage Paid Through		Premium Amounts
Worker Compensation	St. Paul Fire and Marine Ins. Co.	WVA 8502193	Statutory	Workers Compensation	8/18/2004	8/18/2004	(2)	$2,850.00
				Employers Liability
			$500,000	Bodily Injury By Accident Each Accident
			$500,000	Bodily Injury By Disease Policy Limit
			$500,000	Bodily Injury By Disease Each Employee

Directors & Officers	Illinois National Insurance Co.	561-50-64	$10,000,000	Policy Limit	2/25/2004	2/25/2004	(3)	$1,493,000.00

Excess Directors & Officers	Indian Harbor Insurance Company	ELU 83471-02	$10,000,000	Policy Limit - $10,000,000 X $10,000,000	2/25/2004	2/25/2004	(3)	$1,327,405.00

Directors & Officers	Illinois National Insurance Co.	8737120	$10,000,000	Policy Limit	7/12/2004	7/12/2004		$525,000.00

Excess Directors & Officers 2-Year Discovery divine, inc.	St. Paul Insurance Company	512CM0289	$5,000,000	Policy Limit - $5,000,000 P/O $10,000,000 X $10,000,000	7/12/2004	7/12/2004		$173,155.00

Excess Directors & Officers 2-Year Discovery divine, inc.	Lloyds	FD0100559	$5,000,000	Policy Limit - $5,000,000 P/O $10,000,000 X $10,000,000	7/12/2004	7/12/2004		$178,869.00

Excess Directors & Officers 2-Year Discovery divine, inc.	Federal Insurance Company	7023-24-49	$10,000,000	Policy Limit - $10,000,000 X $20,000,000	7/12/2004	7/12/2004		$199,506.00

Directors & Officers Run-Off Open Market	Genesis	YXB002374	$15,000,000	Policy limit	10/18/2007	10/18/2007		$650,000.00

Directors & Officers Run-Off Eprise	AIG	860-87-64	$5,000,000	Policy Limit	12/5/2007	12/5/2007		$262,860.00

Directors & Officers Run-Off Eprise	Executive Risk	8165-37-67	$5,000,000	Policy Limit - $5,000,000 X $5,000,000	12/5/2007	12/5/2007		$255,404.00

Directors & Officers Run-Off Eprise	SPMI(London)	DOE2000597	$5,000,000	Policy Limit - $5,000,000 X $10,000,000	12/5/2007	12/5/2007		$157,381.00

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date	Date Coverage Paid Through	Premium Amounts

Directors & Officers Run-Off Eprise	Gulf Insurance Company	GA0499927	$5,000,000	Policy Limit - $5,000,000 X $15,000,000	12/5/2007	12/5/2007	$102,039.00

Directors & Officers Run-Off Delano	Chubb Insurance Company of Canada	8160-1536	$5,000,000	Policy Limit	7/31/2008	7/31/2008	$506,250.00

Directors & Officers Run-Off	ACE INA	DOX 007717	$10,000,000	Policy Limit - $10,000,000 X $5,000,000	7/31/2008	7/31/2008	$364,500.00

						Total	$6,200,074.00

Notes:

(1) Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting. On May 14th, the Company sold substantially all of its assets through a court approved 363 sale. Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate. As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

(2) Coverage on the Auto and Workers Compensation was cancelled as of June 1, 2004 and a refund was received on both policies.

(3) Coverage expired February 25, 2004 and was not renewed.

(4) Premium is included in the $351.00 paid for the property insurance as noted above.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (1)

Monthly Reporting Questionnaire - Question #3

September 30, 2004

Bank Accounts

	Operating	Control Disbursement	Escrow Account Pledge Funds	Rowecom(2)	Flexible Benefit	Capital Account	Escrow Account	Total

Bank Name:	LaSalle Bank N.A. G/L 10020	LaSalle Bank N.A. G/L 10200	LaSalle Bank N.A. 10110	LaSalle Bank N.A. N/A	Commerce Bank G/L 10010	CITCO G/L 10010	Citizens Bank G/L 10045

From	divine, inc.	divine, inc.	divine, inc.	divine, inc.	Digital Archaeology Corp.	Latin America Econet Works	Mintz Levin & Warner Stevens & Dolby as Escrow Agents for Enivid a.k.a. Divine

Account Number:	5800146796	5590036975	600119.1	400622.1	590825448	0012-614946-300	113551-665-8

Beginning Book Balance:	370,120.32	$3,023,397.72	$1,586,017.34	$2,139,665.82	$3,632.48	$667,285.19	$45,982,980.96	$53,773,099.83

Plus:
Deposits	0.00	162,242.09	1,243.38	0.00	0.00	$639.28	$46,606.52	$210,731.27

Less:
Disbursements	0.00	(1,242,454.06)	(1,337.50)	0.00	0.00	$(10,806.83)	$(1,302,372.60)	$(2,556,970.99)

Other:
Transfers In (Out)	0.00	600,000.00	0.00	0.00	0.00	$(600,000.00)	$0.00	$0.00

Ending Book Balance	$370,120.32	$2,543,185.75	$1,585,923.22	$2,139,665.82	$3,632.48	$57,117.64	$44,727,214.88	$51,426,860.11

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

(2)  Although the account is styled divine, inc., the account contains money for payments for subscriptions from RoweCom customers (money required to be held in escrow until paid to publishers for subscriptions). Throughout the bankruptcy the only disbursements made from the account have been made pursuant to court orders obtained in the RoweCom Bankruptcy.  Account is not included on Divine’s financial statements.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (1)

Monthly Reporting Questionnaire - Question #4

September 30, 2004

Vendor Name	Check # or ACH Designation	Date of Payment	Check or ACH Amount
Goodmans, LLP	1051	9/24/04	3,733.03
Latham & Watkins LLP	1052	9/24/04	19,332.16
Mintz,Levin,Cohn,Glovsky&Popeo	1053	9/24/04	110,852.80
Woodway Associates, LLC	1054	9/24/04	96,795.66
McDonald Investments Inc.	1055	9/24/04	3,753.00
Riley & Esher LLP	1056	9/24/04	25,766.54
Warner Stevens, LLP	1057	9/24/04	83,852.05
Thomas Blake	1058	9/24/04	21,720.00
Ernst & Young LLP	1059	9/24/04	313,480.60
Stewart F. Grossman	1060	9/24/04	60,262.88
Looney & Grossman LLP	1061	9/24/04	151,382.32
Turnaround & Crisis Management	1062	9/24/04	100,583.25
Warner Stevens, LLP	1063	9/24/04	310,858.31
Payments to Professionals			1,302,372.60

Prepetition Payments

Settled Internal Revenue Service claim 3645 in the amount of $983,606.15.

Settled Harmut Hunter Och claim 55552481 in the amount of $10,056.00.

Notes:

(1) Software consists of the following 39 debtors:

divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc.,  SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc. smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

COMPARATIVE BALANCE SHEETS

Case Name:  divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit: Corporate(1)

FORM OPR-1

Month Ended:

	28-Feb-04	31-Mar-04	30-Apr-2004		31-May-2004	30-Jun-2004	31-Jul-2004	31-Aug-2004	30-Sep-2004

ASSETS

CURRENT ASSETS

Cash	54,700,068.72	56,896,392.55	56,579,443.72		56,287,588.96	54,421,596.77	52,902,204.39	51,633,434.01	49,287,194.29
Restricted cash	3,262,637.84	2,139,665.82	0.00	(2)	0.00	0.00	0.00	0.00	0.00
Accounts Receivable, Net (OPR-3)
Prepaid expenses and deposits	5,659,947.49	5,659,947.49	5,659,947.49		5,659,947.49	5,659,947.49	5,659,947.49	5,659,947.49	5,659,947.49
Investments	2,476,668.12	0.00	0.00		0.00	0.00	0.00	0.00	0.00
Other	923,766.00	923,765.79	923,765.79		923,765.79	923,765.79	923,765.79	923,765.79	923,765.79

TOTAL CURRENT ASSETS	67,023,088.17	65,619,771.65	63,163,157.00		62,871,302.24	61,005,310.05	59,485,917.67	58,217,147.29	55,870,907.57

PROPERTY, PLANT AND EQUIPMENT, AT COST	180,012.00	180,012.00	180,012.00		180,012.00	180,012.00	180,012.00	180,012.00	180,012.00

Less Accumulated Depreciation	0.00	0.00	0.00		0.00	0.00	0.00	0.00	0.00

NET PROPERTY, PLANT AND EQUIPMENT Prepetition Payments	180,012.00	180,012.00	180,012.00		180,012.00	180,012.00	180,012.00	180,012.00	180,012.00
Goodwill
OTHER ASSETS	435,619.00	435,619.00	435,619.00		435,619.00	435,619.00	435,619.00	435,619.00	435,619.00

TOTAL ASSETS	67,638,719.17	66,235,402.65	63,778,788.00		63,486,933.24	61,620,941.05	60,101,548.67	58,832,778.29	56,486,538.57

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

(2) Previously included $2,139,665.82 of restricted cash held in divine, inc.’s name but related to the creditors of RoweCom, Inc.; this account is not included on divine’s books and records and should not be included in assets of estate.

Case Name:  divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit: Corporate(1)

FORM OPR-2

Month Ended:

	28-Feb-04	31-Mar-04	30-Apr-04	31-May-04	30-Jun-04	31-Jul-04	31-Aug-04	30-Sep-04

LIABILITIES

POST PETITION LIABILITIES	2,319,674.00	2,467,581.00	1,942,505.13	1,975,092.75	2,099,063.23	2,239,488.28	3,106,768.42	3,764,659.28

Priority Debt	2,316,189.00	2,316,189.00	2,316,189.00	2,316,189.00	2,316,189.00	2,316,189.00	2,316,189.00	2,316,189.00
Unsecured Debt	23,623,323.00	23,623,323.00	23,623,323.00	23,623,323.00	23,623,323.00	23,623,323.00	23,623,323.00	23,623,323.00

TOTAL PRE-PETITION LIABILITIES	25,562,343.13	25,939,512.00	25,939,512.00	25,939,512.00	25,939,512.00	25,939,512.00	25,939,512.00	25,939,512.00

TOTAL LIABILITIES	27,882,017.13	28,407,093.00	27,882,017.13	27,914,604.75	28,038,575.23	28,179,000.28	29,046,280.42	29,704,171.28

DEFERRED REVENUE	—	—	—	—	—	—	—	—
FACILITIES IMPAIRMENT	—	—	—	—	—	—	—	—

INTERCOMPANY/SUBSIDIARY EQUITY	39,756,702.04	37,828,309.65	35,896,770.87	35,572,328.49	33,582,365.82	31,922,548.39	29,786,497.87	26,782,367.29

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	67,638,719.17	66,235,402.65	63,778,788.00	63,486,933.24	61,620,941.05	60,101,548.67	58,832,778.29	56,486,538.57

Notes:

Cash secured letters of credit (which are not included above) are:

January 31, 2004	$1,478,278
February 29, 2004	$1,478,278
March 31, 2004	$0.00
Arpil 30, 2004	$0.00
May 31, 2004	$0.00
June 30, 2004	$0.00
July 31, 2004	$0.00
August 31, 2004	$0.00
September 30, 2004	$0.00

All Letters of Credit have been drawn and the previously restricted/pledged monies will be released by the bank upon a court motion being filed.

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

SUMMARY OF ACCOUNTS RECEIVABLE

Case Name: divine, inc. et. al.		FORM OPR-3
Case Number: 03-11472-JNF (Jointly Administered)		Rev 7/92
Business Unit: Corporate (1)
FORM OPR-3
Month Ended	30-Sep-04

	Total	Current	0-30 Days	31-60 Days	61-90 Days	Over 90 Days

1/31/2004	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

2/29/2004	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

3/31/2004	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

4/30/2004	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

5/31/2004	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

6/30/2004	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

7/31/2004	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

8/31/2004	—	—	—	—	—	—

9/30/2004	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

Notes:

(1) Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting. On May 14th, the Company sold substantially all of its assets through a court approved 363 sale. Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate. As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

divine, inc. et al

Schedule of Post Petition Liabilities (FORM OPR-4)

Business Unit: Corporate (1)

September 30, 2004

	Date Incurred	Date Due	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	Over 90 Days

Taxes Payable

Income taxes:
Franchise taxes		2004	749,923	749,923	—	—	—	—
Property taxes - real		2004			—	—	—	—
Property taxes - personal		2004	279,750	279,750	—	—	—	—
Sales and use taxes		2004	—	—	—	—	—	—

Employment taxes:
Federal Income Tax			—	—	—	—	—	—
FICA - Employers			—	—	—	—	—	—
FICA - Employees			—	—	—	—	—	—
Medicare - Employer			—	—	—	—	—	—
Medicare - Employee			—	—	—	—	—	—
Federal Unemployment Tax			—	—	—	—	—	—
State Income Tax			—	—	—	—	—	—
State Unemployment Tax	10/31/03		73,777	—	—	—	—	73,777

Other taxes			—	—	—	—	—	—

Total Taxes Payable			1,103,450	1,029,673	—	—	—	73,777

Postpetition Secured Debt			—	—	—	—	—	—
Postpetition Unsecured Debt			—	—	—	—	—	—
Accrued Interest Payable			—	—	—	—	—	—

Trade Accounts Payable & Other

Corporate Accounts Payable *			2,079,182	955,835	61,042	592,915	431,031	38,359
Corporate Salary & Benefits Accrual			—	—	—	—	—	—
Corporate Professional Fee Accrual			584,485	584,485	—	—	—	—
Corporate Due to Acquirers			(2,458)	—	—	2,101	5,736	(10,294)

TOTALS			3,764,659	2,569,993	61,042	592,915	431,031	112,136

* See attached Schedule

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

Case Name:  divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Attached Schedule of Post Petition Liabilities (FORM OPR-4)

Business Unit: Corporate (1)

September 30, 2004

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	91-120 Days	Over 120
Thomas Blake	July Fees	(1,464.75)	(1,464.75)
Thomas Blake	Aug Fees	(929.25)	(929.25)
AT&T (78405)	5-Jun-03	(22,852.01)	—	—	—	—	—	(22,852.01)
AT&T (79112)	26-May-03	(1,059.53)	—	—	—	—	—	(1,059.53)
Bill McMonigal	29-Apr-03	(195.70)	—	—	—	—	—	(195.70)
Bruce Rusk	1-Apr-03	(945.11)	—	—	—	—	—	(945.11)
Ernst & Young LLP	June Fees	(46,248.40)	(46,248.40)
Ernst & Young LLP	July Fees	(37,209.60)	(37,209.60)
Ernst & Young LLP	Aug Fees	(34,060.40)	(34,060.40)
Goodmans, LLP	June Fees	(589.01)	(589.01)
Goodmans, LLP	July Fees	(481.16)	(481.16)
Goodmans, LLP	Aug Fees	(407.58)	(407.58)
Grossman, Stewart	June Fees	(7,669.80)	(7,669.80)
Grossman, Stewart	July Fees	(4,568.75)	(4,568.75)
Grossman, Stewart	Aug Fees	(6,695.87)	(6,695.87)
I O S Capital	22-Jun-03	(437.33)	—	—	—	—	—	(437.33)
Jeff Mullins	1-Apr-03	(24.99)	—	—	—	—	—	(24.99)
Jeffrey Schultz	29-Apr-03	(42.29)	—	—	—	—	—	(42.29)
Jenner & Block, LLC	22-Aug-03	(2,979.35)	(2,979.35)	—	—	—	—	—
Jenner & Block, LLC	1-Oct-03	0.26	0.26	—	—	—	—	—
Jenner & Block, LLC	Mar Fees	(3,267.30)	(3,267.30)
Jenner & Block, LLC	Apr Fees	(7,303.20)	(7,303.20)
Jenner & Block, LLC	May Fees	(4,486.80)	(4,486.80)
Jenner & Block, LLC	June Fees	(1,247.70)	(1,247.70)
Jenner & Block, LLC	July Fees	(3,654.80)	(3,654.80)
Latham & Watkins LLP	June Fees	(1,747.50)	(1,747.50)
Latham & Watkins LLP	July Fees	(3,797.25)	(3,797.25)
Latham & Watkins LLP	Aug Fees	(2,070.10)	(2,070.10)
Looney & Grossman	June Fees	(13,109.20)	(13,109.20)
Looney & Grossman	July Fees	(13,791.35)	(13,791.35)
Looney & Grossman	Aug Fees	(16,631.95)	(16,631.95)
McDonald Investments, Inc	June Fees	(1,831.50)	(1,831.50)
McDonald Investments, Inc	July Fees	(252.45)	(252.45)
McDonald Investments, Inc	Aug Fees	(417.00)	(417.00)
Merrill Communications	3-Jun-04	(25,940.00)				(25,940.00)
Merrill Communications	26-Jun-04	(1,763.10)				(1,763.10)
Merrill Communications	28-Jun-04	(4,487.96)				(4,487.96)
Merrill Communications	28-Jun-04	(3,429.18)				(3,429.18)
Merrill Communications	28-Jun-04	(66,007.40)				(66,007.40)
Merrill Communications	30-Jun-04	(287,166.93)				(287,166.93)
Merrill Communications	30-Jun-04	(42,236.32)				(42,236.32)
Merrill Communications	31-Jul-04	(543,128.91)			(543,128.91)
Merrill Communications	31-Jul-04	(49,785.82)			(49,785.82)

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	91-120 Days	Over 120
Merrill Communications	2-Aug-04	(61,041.92)		(61,041.92)
Merrill Communications	1-Sep-04	(491,490.19)	(491,490.19)
Merrill Communications	28-Sep-04	(31,481.72)	(31,481.72)
Michael Stuhl	22-May-03	(54.40)	—	—	—	—	—	(54.40)
Mintz,Levin,Cohn,Glovsky&Popeo	June Fees	(3,669.15)	(3,669.15)
Mintz,Levin,Cohn,Glovsky&Popeo	July Fees	(8,533.55)	(8,533.55)
Mintz,Levin,Cohn,Glovsky&Popeo	Aug Fees	(11,269.70)	(11,269.70)
Peter Quintas	1-Apr-03	(109.90)	—	—	—	—	—	(109.90)
Philip Maddox	27-Mar-03	(485.78)	—	—	—	—	—	(485.78)
Riley & Esher LLP	June Fees	(1,362.75)	(1,362.75)
Riley & Esher LLP	July Fees	(2,121.30)	(2,121.30)
Riley & Esher LLP	Aug Fees	(2,803.75)	(2,803.75)
Skytel	26-May-03	(2,637.42)	—	—	—	—	—	(2,637.42)
Steven Roten	25-Mar-03	(95.00)	—	—	—	—	—	(95.00)
Thomas Hammergren	2-Jun-03	(929.53)	—	—	—	—	—	(929.53)
Troutman Sanders, LLP	30-Jun-03	(1,503.75)	(1,503.75)	—	—	—	—	—
Troutman Sanders, LLP	24-Jul-03	(131.25)	(131.25)	—	—	—	—	—
Turnaround Management Group	June Fees	(22,357.00)	(22,357.00)
Turnaround Management Group	July Fees	(20,862.25)	(20,862.25)
Turnaround Management Group	Aug Fees	(10,396.75)	(10,396.75)
Verizon (28007)	21-Jun-03	(245.59)	—	—	—	—	—	(245.59)
Volt Delta Resources	1-May-03	(7,460.27)	—	—	—	—	—	(7,460.27)
Warner, Stevens & Doby, LLP	June Fees	(3,172.05)	(3,172.05)
Warner Stevens LLP	July Fees	(4,648.15)	(4,648.15)
Warner Stevens LLP	Aug Fees	(8,730.95)	(8,730.95)
Warner, Stevens & Doby, LLP	June Fees	(29,390.40)	(29,390.40)
Warner Stevens LLP	July Fees	(25,681.32)	(25,681.32)
Warner Stevens LLP	Aug Fees	(29,637.12)	(29,637.12)
Woodway Associates, LLC	Mar Fees	(0.19)	(0.19)
Woodway Associates, LLC	June Fees	(11,109.12)	(11,109.12)
Woodway Associates, LLC	July Fees	(9,187.15)	(9,187.15)
Woodway Associates, LLC	Aug Fees	(9,383.78)	(9,383.78)
Wyllie Humphreys	25-Mar-03	(784.56)	—	—	—	—	—	(784.56)
TOTAL POST PETITION (2)		(2,079,182.05)	(955,835.10)	(61,041.92)	(592,914.73)	(431,030.89)	—	(38,359.41)

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

(2)  A majority of the over 120 days Post Petition Liabilities listed above represent employee expense reports that were submitted without appropriate supporting documentation.

INCOME STATEMENT

Case Name:  divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit: Corporate(1)

FORM OPR-5

	Month Ended: Filing to 31-Dec-03	31-Jan-04	29-Feb-04	31-Mar-04	30-Apr-04	31-May-04	30-Jun-04	31-Jul-04	31-Aug-04	30-Sep-04	2004 Total

Total Revenues	10,989,029	—	—	—	—	—	—	—	—	—	—

Salaries & Benefits	1,516,102	—	—	—	—	—	—	—	—	—	—
Other Expenses	1,634,453	—	—	—	—	—	—	—	—	—	—

Total Cost of Rev.	3,150,555	—	—	—	—	—	—	—	—	—	—

Gross Margin	7,838,474	—	—	—	—	—	—	—	—	—	—

Salaries & Benefits	10,160,339	—	—	—	—	—	—	—	—	—	—
Subcontractors	—	27,243	38,526	38,648	31,881	30,402.50	34,768.88	21,465.84	20,428.30	19,277.50	262,641.08
Professional Fees/Services	11,275,074	413,003	600,613	844,678	618,195	514,519.59	2,079,398.62	1,549,179.94	2,416,682.52	2,009,540.60	11,045,810.40
Insurance Expense	178,992	25	(557,111)	—	—	—	—	—	—	351.00	(556,735.00)
Other Taxes	108,906	—	3,394	32,618	—	—	—	—	—	—	36,012.22
Rent	30,000	15,000	15,000	15,000	15,000	15,000.00	15,000.00	15,000.00	15,000.00	30,000.00	150,000.00
Moving and storage	14,534	490	401	—	—	12,224.04	284.47	292.29	288.68	288.68	14,269.41
Telecommunications	27,065	4,900	2,974	47,468	1,822	2,056.83	2,261.63	3,172.34	3,798.46	2,504.51	70,957.99
Travel and Expense Reimbursement	5,494	62	—	—	—	—	—	—	—	—	62.00
Other Expenses	7,509,743	15,435	7,786	911,015	5,399	6,914.84	430,404.20	125,785.00	5,623.09	1,001,425.13	2,509,786.86

Total Operating Expenses	29,310,142	476,158	111,583	1,889,427	672,297	581,117.80	2,562,117.80	1,714,895.41	2,461,821.05	3,063,387.42	13,532,804.96

Operating Inc/(Loss)	(21,471,668)	(476,158)	(111,583)	(1,889,427)	(672,297)	(581,117.80)	(2,562,117.80)	(1,714,895.41)	(2,461,821.05)	(3,063,387.42)	(13,532,804.96)

Interest Income	452,027	46,802	60,034	52,563	52,402	53,733.50	51,226.23	52,439.46	50,418.44	48,489.18	468,108.16
Interest Expense/Bank Fees	(72,374)	(53,315)	(1,332)	—	—	—	—	—	—		(54,647.00)
Depreciation & Amort	(3,659,280)	—	—	—	—	—	—	—	—	—	—
Other income (expense)	(1,132,500)	(1,571,346)	(814,938)	164,556	371,263	180,946.92	519,377.64	2,638.99	290,252.63	23,352.66	(833,895.73)
Gain (loss) on Sale of Business	(67,071,369)	—	—	—	—	—	—	—	—	—	—
Extraordinary Income/(Expense) (1)	48,845,262	—	—	—	—	—	—	—	—	—	—

Total Other Inc/(Expense)	(22,638,234)	(1,577,859)	(756,235)	217,119	423,665	234,680.42	570,603.87	55,078.45	340,671.07	71,841.84	(420,434.57)

Net Income/(Loss)	(44,109,902)	(2,054,017)	(867,818)	(1,672,308)	(248,632)	(346,437.38)	(1,991,513.93)	(1,659,816.96)	(2,121,149.98)	(2,991,545.58)	(13,953,239.53)

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

STATEMENT OF SOURCES AND USES OF CASH

Case Name:  divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit: Corporate(1)

FORM OPR-6

	Month Ended: Filing to Dec-03	31-Jan-04	28-Feb-04	31-Mar-04	30-Apr-04	31-May-04	30-Jun-04	31-Jul-04	31-Aug-04	30-Sep-04
SOURCES OF CASH
Income (Loss) From Operations	(44,109,902.00)	(2,054,017.00)	(867,818.00)	(1,672,308.09)	(248,632.26)	(346,437.00)	(1,991,514.00)	(1,659,817.00)	(2,121,150.00)	(2,991,545.58)
Add: Depreciation, Amortization & Other Non-Cash	3,747,283.00	—	—	—	—	—	—	—	—	—
Subtract: Extraordinary Non-Cash Gain	(48,845,262.00)	—	—	—	—	—	—	—	—	—
CASH USED IN OPERATIONS	(89,207,881.00)	(2,054,017.00)	(867,818.00)	(1,672,308.09)	(248,632.26)	(346,437.00)	(1,991,514.00)	(1,659,817.00)	(2,121,150.00)	(2,991,545.58)
Decrease in Assets:
Accounts Receivable	9,070,630.00	—	—	—	—	—	—	—	—	—
Prepaid Expenses & Deposits	2,015,681.00	—	—	—	—	—	—	—	—	—
Other	4,582,290.00	—	—	2,476,668.00	—	—	—	—	—	—
Divestiture of Assets Upon Sale	170,935,344.00	—	—	—	13,000.00	—	—	—	—	—
Disbursement/Receipt from off balance sheet accounts	—	(100,000.00)	(355,224.00)	—	(2,139,666.00)	—	—	—	—	—
Increase in Liabilities:	—	—	—	—	—	—
Pre-Petition Liabilities	101,284.00	—	—	—	—	—	—	—	—	—
Post Petition Liabilities	42,807,440.00	—	—	—	—	54,582.00	125,522.00	140,425.00	852,379.00	645,305.87

TOTAL SOURCES OF CASH (A)	140,304,788.00	(2,154,017.00)	(1,223,042.00)	804,359.91	(2,375,298.26)	(291,855.00)	(1,865,992.00)	(1,519,392.00)	(1,268,771.00)	(2,346,239.71)

USES OF CASH
Increase in Assets:
Accounts Receivable	(6,402,919.00)	—	—	—	—	—	—	—	—
Prepaid Expenses & Deposits	(247,061.00)	—	—	—	—	—	—	—	—	—
Other	(7,142,272.00)	—	—	—	—	—	—	—	—	—
Decrease in Liabilities:
Pre-Petition Liabilities	(4,630,901.00)	—	—	—	—	—	—	—	—	—
Post Petition Liabilities	(40,260,610.00)	(79,620.00)	(147,907.00)	(268,990.08)	(81,316.00)	—	—	—	—	—
Deferred Revenue	(6,246,270.89)	—	—	—	—	—	—	—	—	—
Divestiture of Liabilities Upon Sale	(53,962,351.00)	—	—	—	—	—	—	—	—	—

TOTAL USES OF CASH (B)	(118,892,385.89)	(79,620.00)	(147,907.00)	(268,990.08)	(81,316.00)	—	—	—	—	—
NET SOURCE (USE) OF CASH (A-B=NET)	21,412,402.11	(2,233,637.00)	(1,370,949.00)	1,073,349.99	(2,456,613.00)	—	(1,865,992.00)	(1,519,392.00)	(1,268,771.00)	(2,346,239.71)
CASH — BEGINNING BALANCE (See OPR-1)	40,154,891.00	61,567,293.11	59,333,656.11	57,962,707.11	59,036,057.10	56,287,589.00	56,287,589.00	54,421,597.00	52,902,205.00	51,633,434.00
CASH — ENDING BALANCE (See OPR-1)	61,567,293.11	59,333,656.11	57,962,707.11	59,036,057.10	56,579,444.10	56,287,589.00	54,421,597.00	52,902,205.00	51,633,434.00	49,287,194.29

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.